UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2009

NMT Medical, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21001	95-4090463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Wormwood Street Boston, Massachusetts	02210-1625
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 737-0930

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 8, 2009, NMT Medical, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Rights Agreement dated as of June 7, 1999, and amended on December 14, 2006 (as amended, the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company (the “Rights Agent”). The Rights Agent also serves as transfer agent for the Company. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Rights Agreement.

Pursuant to the Amendment, the definition of “Final Expiration Date” in the Rights Agreement shall change from June 9, 2009 to June 9, 2019.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders

See the description set forth under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated into this Item 3.03 by reference.

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 4, 2009, the stockholders of the Company approved and adopted the Company’s Amended and Restated 2007 Stock Incentive Plan (the “Amended Plan”), under which employees, including officers and directors, and consultants may receive awards, to, among other things, increase the number of shares of the Company’s common stock authorized for issuance under the Amended Plan from 600,000 shares to 1,100,000 shares (subject to adjustment in the event of stock splits and other similar events). The Amended Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. The Board of Directors of the Company (the “Board”) believes that the Company’s future success depends, in large part, upon its ability to maintain a competitive position in attracting, retaining and motivating key personnel. On March 13, 2009, the Board adopted the Amended Plan, and ratified and confirmed the forms of award agreements for use under the Amended Plan, subject to stockholder approval.

The Amended Plan may be administered by the Board or by one or more committees of the Board (the “Administrator”). Subject to the provisions of the Amended Plan, the Administrator has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof.

A description of the material terms of the Amended Plan was included in the Company’s 2009 Proxy Statement, under the caption “Proposal 2-Approval of Amended and Restated 2007 Stock Incentive Plan,” which description is incorporated herein by reference. The foregoing description of the Amended Plan is qualified in its entirety by reference to the actual terms of the Amended Plan and forms of agreements thereunder, which are filed with this Current Report on Form 8-K as Exhibits 10.1 through 10.4.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMT MEDICAL, INC.

Date: June 9, 2009	By:	/s/ Richard E. Davis
Richard E. Davis Chief Operating Officer

Exhibit Index

Exhibit No.	Description
4.1	Amendment No. 2 to Rights Agreement dated as of June 8, 2009 between the Registrant and American Stock Transfer & Trust Company

10.1	Amended and Restated 2007 Stock Incentive Plan

10.2	Form of Incentive Stock Option Agreement granted under Amended and Restated 2007 Stock Incentive Plan

10.3	Form of Nonstatutory Stock Option Agreement granted under Amended and Restated 2007 Stock Incentive Plan

10.4	Form of Restricted Stock Option Agreement granted under Amended and Restated 2007 Stock Incentive Plan